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                                                                  EXHIBIT 10.3 C


                          MICROSOFT GOVERNMENT SELECT
                       GOVERNMENT CONTRACTOR ADDENDUM TO
                        THE 1995/1996 CHANNEL AGREEMENT
                   (APPOINTMENT AS A LARGE ACCOUNT RESELLER)

This Microsoft Government Select Government Contractor Addendum ("Addendum") entered into as of the first day of July, 1995, mollifies the 1995/1996 Channel Agreement (Appointment As A Large Account Reseller) ("Agreement") between MICROSOFT CORPORATION ("MS") having its principal place of business at One Microsoft Way, Redmond, WA 98052 and SOFTWARE SPECTRUM, INC. ("CUSTOMER" having its principal place of business at 2140 Merritt Drive, Garland, TX 75041. The Agreement is amended as follows:

1.       PURPOSE

The purpose of this Addendum is to set forth the framework by which MS authorizes CUSTOMER in a non-exclusive capacity to enter into contracts with Government Account Contractor(s) to provide the Microsoft(R) Government Select program to U.S. Government agencies and State and Local Governments.

2.       DEFINITIONS

         The following defined terms shall apply in this Addendum:

         2.1 "GOVERNMENT ACCOUNT CONTRACTOR" shall have the same meaning as provided for in the Microsoft Government Select Master Agreement for Government Account Contractors.

         2.2 "MICROSOFT GOVERNMENT SELECT PROGRAM" shall mean the set of terms and conditions as set forth in various Microsoft documents that govern the acquisition of Microsoft products and services by a Microsoft Select Customer.

         2.3 "U.S. GOVERNMENT" shall mean an executive department, a military department, or any independent establishment within the meaning of 4 U.S.C.101, 102, and 104(1), respectively, and any wholly owned Government corporation within the meaning of 31 U.S.C. 9101.

         2.4 "STATE AND LOCAL GOVERNMENT" shall mean an agency, instrumentality, division, unit, or other office which is supervised by or is part of a State or Local government; together with, as mandated by law, any county, borough, commonwealth, city, municipality, township, special purpose district, or other similar type of government instrumentality located within the boundaries of the applicable state or locality.

3.       AUTHORIZATION

MS hereby authorizes CUSTOMER to enter into contracts with Government Account Contractor(s) approved by Microsoft to provide the Microsoft Government Select Program to the U.S. Government and State and Local Governments.

4.       CUSTOMER OBLIGATIONS

In order to enter into a contract with a Government Account Contractor to provide the Microsoft Government Select Program to the U.S. Government and State and Local Governments, CUSTOMER shall:

         (a) Ensure that the Microsoft Government Select Master Agreement for Government Account Contractors and all applicable addenda; and the Microsoft Government Select Enrollment Agreement for Government Account Contractors and all applicable addenda, are completed by all parties in the exact form and without modification as provided by MS;




               Microsoft Confidential - Disclosure Prohibited
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         (b)     Ensure that all of the terms and conditions as set forth in
Microsoft Government Select Program Agreements are complied with by the U.S. Government, State and Local Governments and Government Account Contractor, as applicable. This shall include but not be limited to ensuring that all required reports are accurately and timely submitted to MS and all required payments are accurately and timely received by MS;

         (c) Ensure that any changes or amendments to the U.S. Government or State and Local Government contract via which the Government Account Contractor provides Select Software Product(s) to the U.S. Government or State and Local Governments that affects in any way the acquisition of Select Software Product(s) are submitted to Microsoft for Microsoft approval.

         (d) Ensure that the level of service provided by the Government Account Contractor to the U.S. Government or State and Local Government is the same level of service provided by CUSTOMER to its Microsoft Select Customers.

IN WITNESS WHEREOF, the pates have signed the Addendum on the dates indicated below. All terms and conditions of the 1995/1996 Channel Agreement at its related addenda shall remain in fill force and effect. This Addendum is not binding until executed by MS.

AGREED AND ACCEPTED TO BY                  AGREED AND ACCEPTED TO BY
MICROSOFT CORPORATION ("MS")               SOFTWARE SPECTRUM, INC. ("CUSTOMER")


By:                                        By: /s/ KEITH R. COOGAN
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                                            Keith R. Coogan
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Name (please print)                        Name (please print)

                                            Vice President of Operations
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Title                                      Title

                                            December 15, 1995
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Date                                       Date




Government Contractor Addendum to        Software Spectrum                Page 2
The 1995/1996 Channel Agreement